Exhibit 10.5

                                    AGREEMENT

     THIS AGREEMENT made and entered into this 12th day of October, 1994, by and between DON ROFOLPH, and NORM ROTHER, hereinafter referred to as FIRST PARTIES and GOLD AND MINERALS, INC., hereinafter referred to as SECOND PARTY.

     It is agreed that FIRST PARTIES are the owners of the following described real property situated in Lincoln County, New Mexico, Township 8 South, Range 14 East, Sections 10, 11, 13, and 14, El Capital Mining District, Patented claim numbers 1140, 1441, 1442 and 1443. The parties agree FIRST PARTIES will sell to SECOND PARTY, and SECOND PARTY agrees to purchase one million (1,000,000) tons of ore from the aforementioned property under the following terms conditions, and covenants, to wit:

     1. FIRST PARTIES, or assigns, agree to provide ore to SECOND PARTY at the Capital property site. Said ore is to be mined and crushed to one-fourth (1/4) inch and loaded. However, it will be the responsibility of SECOND PARTY to provide for the use of the FIRST PARTIES additional crushing equipment needed, to meet the crushing specifications, also it will be the responsibility of SECOND PARTY to provide a front end loader to load the truck or trucks of SECOND PARTY for the purpose of hauling said ore.

     2. Purchase price for said ore is to be Two Hundred Dollars ($200.00) per ton, paid weekly at the end of each week. Should SECOND PARTY fail to pay for said ore at the end of each week, then FIRST PARTIES shall have the right to refuse to crush and load additional ore.

     3. The SECOND PARTY shall have an option of an additional Five Million (5,000,000) tons of ore which will be granted after the first One Million (1,000,000) tons are delivered to SECOND PARTY.

     4. SECOND PARTY agrees tha5t all expenses including but not limited to start up and approved expenses will be borne by SECOND PARTY and will include any additional crushing equipment needed to meet the crushing specifications.

     5. It is further agreed that FIRST PARTIES and SECOND PARTY each retain the right to assign this agreement to third parties, and in the event that it is not economical to continue, this agreement will become null and void.

     6. It is further understood and agreed by and between said parties that the first 20 tons purchased will be made by said SECOND PARTY by the 12th day of April 1995 and weekly purchases of 10 tons per week will be made by the SECOND PARTY beginning May 12, 1995.

     This agreement shall be binding on the heirs, executors, administrators and assigns.

                                         /s/ Don Rodolph
(Signatures)                             ---------------------------------------
                                         DON RODOLPH, FIRST PARTY

                                         /s/ Norm Rother
                                         ---------------------------------------
                                         NORM ROTHER, FIRST PARTY

                                         /s/ Charles O. Mottley
                                         ---------------------------------------
                                         CHARLES O. MOTTLEY, SECOND PARTY

                                         /s/ Larry Lozensky
                                         ---------------------------------------
                                         LARRY LOZENSKY, SECOND PARTY

     Amendment to Agreement originating August 8, 1994 formalize October 12, 1994 and its extensions. This Amendment as made and entered into this 24th day of December, 1996 between and among Don Rodolph and Norb Rother hereinafter (First Party) and Gold and Minerals Co. Inc. Hereinafter (Second Party).

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowl- edged, the First Party and Second Party amend the Agreement dated October 12, 1994 as follows:

     #2 is hereby deleted and replaced with the following: Second Party shall pay to First Party an 8% Net Smelting Revenue from all metal produced from Capitan. Net Smelting Revenue shall be defined as the value paid for the smelted metals, less the cost of smelting. First party to be paid upon receipt of payment by Second party for metals from refinery or buying party. Secnd party shall furnish First party a copy of all checks received for smelted metals. Should Second party fail to pay First Party within three (3) days of the date the smelting payments are deposited in the account of Second party, then said Second party will not crush or load additional ore. Payments of $65,000 paid to date by Second party to First party shall be first applied towards this agreement.

     IN WITNESS WHEREOF, this document has been executed as of the date first above written.


                                         /s/ Don Rodolph
(Signatures)                             ---------------------------------------
                                         DON RODOLPH, FIRST PARTY

                                         /s/ Norm Rother
                                         ---------------------------------------
                                         NORM ROTHER, FIRST PARTY

                                         /s/ Charles O. Mottley
                                         ---------------------------------------
                                         CHARLES O. MOTTLEY, SECOND PARTY

                                         /s/ Larry Lozensky
                                         ---------------------------------------
                                         LARRY LOZENSKY, SECOND PARTY